UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 3, 2011

InterDigital, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-33579	23-1882087
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

781 Third Avenue, King of Prussia, Pennsylvania		19406-1409
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-878-7800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On October 3, 2011, InterDigital, Inc.’s wholly-owned subsidiaries InterDigital Communications, LLC, InterDigital Technology Corporation and IPR Licensing, Inc. (collectively, "InterDigital") amended a complaint previously filed in July 2011 with the United States District Court for the District of Delaware (the "Delaware Court Complaint"), adding LG Electronics, Inc., LG Electronics U.S.A., Inc., and LG Electronics Mobilecomm U.S.A., Inc. (collectively, "LG") as defendants. The original complaint was filed against Nokia Corporation and Nokia Inc. (collectively, "Nokia"), Huawei Technologies Co., Ltd. and FutureWei Technologies, Inc. d/b/a Huawei Technologies (USA) (collectively, "Huawei") and ZTE Corporation and ZTE (USA) Inc. (collectively, "ZTE" and together with Nokia and Huawei, the "Original Defendants") alleging infringement of seven U.S. patents. InterDigital also has now added an additional patent to the Delaware Court Complaint, U.S. Patent No. 8,009,636 ("the ’636 Patent"). The Delaware Court Complaint seeks damages for past infringement and an injunction against future infringement as well as interest, costs, and attorney’s fees related to the Defendants’ infringing 3G wireless devices, including WCDMA and cdma2000® mobile phones, USB sticks, mobile hotspots, and tablets, and components of such devices. The action also extends to certain WCDMA and cdma2000® devices incorporating WiFi functionality.

In July 2011, at the same time that InterDigital filed the Delaware Court Complaint, it also filed a complaint with the U.S. International Trade Commission ("ITC") against the Original Defendants (the "ITC Complaint"), alleging infringement of the same seven InterDigital patents as in the Delaware Court Complaint. The ITC formally instituted the investigation against the Original Defendants on August 31, 2011 as Investigation No. 337-TA-800. InterDigital will request that the ITC add LG as a respondent to the ITC Complaint and, as with the Delaware Court Complaint, InterDigital will request that the ITC add the ’636 Patent to the ITC Complaint as well.

InterDigital’s complaint with the ITC seeks an exclusion order that would bar from entry into the U.S. any infringing 3G wireless devices (and components) that are imported by or on behalf of the respondents, including wireless mobile phones, USB sticks, mobile hotspots, and tablets capable of operating with a 3G WCDMA or 3G cdma2000® system. InterDigital’s complaint also seeks a cease and desist order to bar further sales of infringing products that have already been imported into the United States.

Both the Delaware Court Complaint and the ITC Complaint allege infringement of U.S. Patent Nos. 7,349,540, 7,502,406, 7,536,013, 7,616,970, 7,706,332, 7,706,830, and 7,970,127. The additional patent to be added to both the Delaware Court Complaint and the ITC Complaint is the ’636 Patent.

This report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the company's current beliefs, plans, and expectations with respect to the addition to the ITC Complaint of LG as a respondent and the ‘636 Patent. Forward-looking statements are subject to risks and uncertainties. Actual outcomes could differ materially from those expressed in or anticipated by such forward-looking statements due to a variety of factors, including, but not limited to a decision by the ITC or an unanticipated change in the company’s plans. InterDigital undertakes no obligation to revise or update publicly any forward-looking statement for any reason, except as otherwise required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InterDigital, Inc.

October 3, 2011	By:	/s/ Steven W. Sprecher

Name: Steven W. Sprecher
Title: General Counsel and Secretary